SCHEDULE 14A INFORMATION

               PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                        SECURITIES EXCHANGE ACT OF 1934
                              (AMENDMENT NO.  )

Filed by the Registrant                     /X/

Filed by a Party other than the Registrant  / /

Check the appropriate box:
/ / Preliminary Proxy Statement
/ / Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))
/ / Definitive Proxy Statement
/X/ Definitive Additional Materials
/ / Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                                 MEDQUIST INC.
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               (Name of Registrant as Specified in its Charter)


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   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
/X/ No fee required
/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11

(1) Title of each class of securities to which transaction applies:
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(2) Aggregate number of securities to which transaction applies:
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(3) Per unit price or other underlying value of transaction computed pursuant to
    Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
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(4) Proposed maximum aggregate value of transaction:
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(5) Total fee paid:
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/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:
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(2) Form, Schedule or Registration Statement No.:
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(3) Filing Party:
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(4) Date Filed:
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                                 MedQuist Inc.
                             Five Greentree Centre
                                   Suite 311
                           Marlton, New Jersey 08053

          This Proxy is Solicited on Behalf of the Board of Directors

     The undersigned hereby appoints John M. Suender and John R. Emery or either of them as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse, all the shares of common stock of MedQuist Inc. held of record by the undersigned on April 7, 1997, at the annual meeting of shareholders to be held on May 28, 1997 or any adjournments thereof.


                        Please sign on the reverse side

[X] Please mark your
    votes as in the
    example.

                    FOR           WITHHELD      Nominees: James R. Emshoff
1. Election of      [ ]             [ ]                   A. Fred Ruttenberg
   Directors.                                             R. Timothy Stack

For, except vote withheld from the following nominee(s):

                                                        FOR   AGAINST  ABSTAIN
2. AMENDMENTS TO STOCK OPTION PLAN IN ORDER             [ ]     [ ]      [ ]
   TO CONFORM WITH CHANGES IN LAWS.

3. AMENDMENT TO INCREASE THE NUMBER OF SHARES           [ ]     [ ]      [ ]
   UNDER STOCK OPTION PLAN.

4. In their descretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

   This Proxy when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this Proxy will be voted FOR Proposals 1, 2 and 3.

Please mark, sign, date and return Proxy Card Promptly Using the Enclosed Envelope.

SIGNATURES(S)__________________________          DATE_____________________


_______________________________________          DATE_____________________
      SIGNATURE IF HELD JOINTLY


Note: Please sign name exactly as it appears above. When shares are held by joint tenants, both should sign. When signing as attorney, as executor, administator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.